UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)	November 9, 2004

NexMed, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-22245	87-0449967
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Corporate Boulevard, Robbinsville, New Jersey	08691
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (609) 208-9688

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 8.01 Other Events.

On November 9, 2004, the Company filed a Current Report on Form 8-K which included, as Exhibit 99.1, a press release regarding the Company’s results for the three months ended September 30, 2004.

We have determined that the press release incorrectly stated the amount of the Company’s net loss for the quarter as $4,339,977 or $0.09 per share. The Company’s actual net loss was $4,716,253 or $0.10 per share. The correct numbers will appear in our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2004, which will be filed with the Securities and Exchange Commission shortly.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXMED, INC.

By: /s/ Vivian H. Liu
Name: Vivian H. Liu
Title: Vice President, Secretary
and Chief Financial Officer

Date: November 9, 2004